Exhibit 10.16
NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE SECOND PRIORITY COLLATERAL AGENT PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE SECOND PRIORITY COLLATERAL AGENT HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT DATED AS OF MARCH 25, 2008, AS THE SAME MAY BE AMENDED, SUPPLEMENTED, MODIFIED OR REPLACED FROM TIME TO TIME (THE “INTERCREDITOR AGREEMENT”), AMONG JPMORGAN CHASE BANK, N.A., AS FIRST PRIORITY REPRESENTATIVE, DEUTSCHE BANK TRUST COMPANY AMERICAS, A NEW YORK BANKING CORPORATION, AS SECOND PRIORITY REPRESENTATIVE AND MONEYGRAM PAYMENT SYSTEMS WORLDWIDE, INC. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.
SECOND PRIORITY PATENT SECURITY AGREEMENT
          This SECOND PRIORITY PATENT SECURITY AGREEMENT (this “Agreement”), dated as of March 25, 2008 between MONEYGRAM PAYMENT SYSTEMS, INC., a Delaware corporation (“Grantor”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Collateral Agent for the benefit of the Secured Parties (the “Second Priority Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, Grantor has entered into a Second Priority Security Agreement of even date herewith (as amended, restated, amended and restated, modified or supplemented from time to time, the “Second Priority Security Agreement”) with the Second Priority Collateral Agent, for the benefit of the Secured Parties, pursuant to which Grantor has granted to the Second Priority Collateral Agent a security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Patents, and all proceeds thereof, to secure the payment of the Second Priority Secured Obligations;
     WHEREAS, capitalized terms used but not defined herein are used in the manner provided in the Second Priority Security Agreement and the Indenture, as applicable;
     WHEREAS, Grantor owns the registered and pending Patents listed on Schedule 1 annexed hereto; and
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to the Second Priority Collateral Agent, for the benefit of the Second Priority Secured Parties, a continuing security interest in all of Grantor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether presently existing or hereafter created or acquired:

(1)	each Patent, including without limitation, each registered and pending Patent referred to in Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof; and

(2)	all proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any Patent, including, without limitation, any registered and pending Patent referred to in Schedule 1 annexed hereto.
The security interests are granted in furtherance, and not in limitation of, the security interests granted to the Second Priority Collateral Agent, for the benefit of the Second Priority Secured Parties, pursuant to the Second Priority Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Second Priority Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Second Priority Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Second Priority Security Agreement, the terms of the Second Priority Security Agreement shall govern.
[signature page follows]

     IN WITNESS WHEREOF, Grantor has caused this Second Priority Patent Security Agreement to be duly executed by its duly authorized officer thereunto as of the date first written above.

MONEYGRAM PAYMENT SYSTEMS, INC.

By:	/s/ David J. Parrin

Name:	David J. Parrin

Title:	Executive Vice President and Chief Financial Officer

Acknowledged:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent for the benefit of the Secured Parties by DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Cynthia J. Powell

Name:	Cynthia J. Powell

Title:	Vice President

By:	/s/ David Contino

Name:	David Contino

Title:	Vice President

Signarure page to second prority
Patent Security Areement

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